IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

MUTUAL FUND SERIES TRUST

Catalyst MLP & Infrastructure Fund Class A: MLXAX Class C: MLXCX Class I: MLXIX (the “Fund”)

September 1, 2020

This information supplements certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2019, as supplemented.

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Effective on or about November 1, 2020, the Fund's 80% policy regarding its investment in energy infrastructure entities will change as follows:

Current Policy: " Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of MLPs, GPs and other businesses that derive a majority of their revenue from energy infrastructure activities."

New Policy: " Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in companies that derive a majority of their revenue from energy infrastructure activities."

Also effective on or about November 1, 2020, the Fund’s name will change to the “Catalyst Energy Infrastructure Fund”.

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You should read this Supplement in conjunction with the current Prospectus, Summary Prospectus and the Statement of Additional Information for the Fund, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.